       COMMON STOCK                                             COMMON STOCK

         NUMBER                                                   SHARES

           QED                        LOGO


                            Quantum Epitaxial Designs, Inc.

         INCORPORATED UNDER THE LAWS OF THE COMMONWEALTH OF PENNSYLVANIA

    THIS CERTIFICATE IS TRANSFERABLE IN RIDGEFIELD PARK, NJ AND NEW YORK, NY

                                                               CUSIP 747951 10 1
                                             SEE REVERSE FOR CERTAIN DEFINITIONS



THIS CERTIFIES THAT





IS THE OWNER OF


   FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, $.001 PAR VALUE, OF


                         Quantum Epitaxial Designs, Inc.


(hereinafter, the "Corporation") transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are subject to the laws of the Commonwealth of Pennsylvania and to the Articles of Incorporation and Bylaws of the Corporation, as now or hereafter amended.


         This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

         Witness the facsimile seal of the Corporation and the fascimile signatures of its duly authorized officers.

DATED:

                         Quantum Epitaxial Designs, Inc.

                             ---------------------

                                   CORPORATE

                                      SEAL

                                  PENNSYLVANIA


                                      1988

                             ---------------------

/s/ THOMAS J. HIERL                                 /s/ WILLIAM J. BURG
------------------------                            -----------------------
CHAIRMAN AND                                        VICE PRESIDENT AND
CHIEF EXECUTIVE OFFICER                             CHIEF FINANCIAL OFFICER


Countersigned and Registered:
               CHASEMELLON SHAREHOLDER SERVICES, L.L.C.
                                                 Transfer Agent and Registrar

BY:

                                                            Authorized Signature

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                         QUANTUM EPITAXIAL DESIGNS, INC.


                  THE CORPORATION WILL FURNISH TO ANY SHAREHOLDER UPON REQUEST AND WITHOUT CHARGE A FULL OR SUMMARY STATEMENT OF THE DESIGNATIONS, VOTING RIGHTS, PREFERENCES, LIMITATIONS AND SPECIAL RIGHTS OF THE SHARES OF EACH CLASS OR SERIES AUTHORIZED TO BE ISSUED SO FAR AS THEY HAVE BEEN FIXED AND DETERMINED AND THE AUTHORITY OF THE BOARD OF DIRECTORS TO FIX AND DETERMINE THE DESIGNATIONS, VOTING RIGHTS, PREFERENCES, LIMITATIONS AND SPECIAL RIGHTS OF THE CLASSES AND SERIES OF SHARES OF THE CORPORATION.

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


TEN COM - as tenants in common           UNIF TRAN MIN ACT- _____Custodian______
TEN ENT - as tenants by the entireties                      (Cust)       (Minor)
JT TEN  - as joint tenants
          with right of survivorship       under the Uniform Transfers to Minors
          and not as tenants in common     Act of_______________________________
                                                     (State)

    Additional abbreviations may also be used though not in the above list.


FOR VALUE RECEIVED, _____________________ hereby sell, assign, and transfer unto
                      (Name of Assignor)

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE

 _______________________________________
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|_______________________________________|



_______________________________________________________________________________
                   (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS
                         INCLUDING ZIP CODE OF ASSIGNEE)

_______________________________________________________________________________

_______________________________________________________________________________

________________________________________________________________________shares of the common stock represented by the within certificate and do hereby irrevocably constitute and appoint____________________________________________

___________________________________________________________________Attorney to
transfer the said shares on the books of the within named Corporation with full power of substitution in the premises.



Dated________________________________  X______________________________________




SIGNATURE(S) GUARANTEED:                X_______________________________________
                                        NOTICE: The signature(s) to this
                                        assignment must correspond with the
                                        name(s) as written upon the face of the
                                        certificate in every particular, without alteration or enlargement or any change whatever.


__________________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY
AN ELIGIBLE GUARANTOR INSTITUTION (BANKS,
STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS,
AND CREDIT UNIONS WITH MEMBERSHIP IN AN
APPROVED SIGNATURE GUARANTEE MEDALLION
PROGRAM) PURSUANT TO S.E.C. RULE 17Ad-15.


KEEP THIS CERTIFICATE IN A SAFE PLACE, IF IT IS LOST, STOLEN, MUTILATED OR DESTROYED, THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.